UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)

(515) 221-0002
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported by American Equity Investment Life Holding Company (the “Company”) in a Form 8-K filed on November 25, 2008, Kevin R. Wingert will resign as a Director of the Company and as the President of the Company’s primary operating subsidiary, American Equity Investment Life Insurance Company (“American Equity Life”), effective January 1, 2009. The following information amends our prior report.

On December 29, 2008, American Equity Life and Mr. Wingert entered into a Separation and Release Agreement, effective January 1, 2009 (the “Separation Agreement”). Subject to the terms and conditions of the Separation Agreement, the Company will pay Mr. Wingert his current base salary of $350,000 and provide Mr. Wingert with health insurance coverage through December 31, 2010. In addition, Mr. Wingert’s unvested options to acquire shares of the Company’s common stock vested and became exercisable as of December 31, 2008, and each of Mr. Wingert’s options shall be exercisable until the tenth anniversary of its issuance. The Separation Agreement also contains certain restrictive covenants, releases and other customary terms and conditions.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is included as Exhibit 10.1 to this Form 8-K/A and is incorporated by reference herein.

On December 29, 2008, the Compensation Committee of the Board recommended, and the Board approved, an amendment to the Company’s 1996 Stock Option Plan to allow for post-employment option exercise periods of other than sixty (60) days. The first sentence of Sections 2.02(f) and 3.02(f) of the 1996 Stock Option Plan has been deleted and replaced with the following:

Unless otherwise determined by the Committee, upon termination of an Optionee’s employment with the Company, or the relevant Subsidiary, his or her Option privileges shall be limited to the shares purchasable by him or her as of the date that his or her employment was terminated, and such Option privileges shall expire sixty (60) days from the date that his or her employment was terminated.

The amended 1996 Stock Option Plan is attached hereto as Exhibit 10.2 to this Form 8-K/A and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Separation and Release Agreement between Kevin R. Wingert and American Equity Investment Life Insurance Company, dated December 29, 2008

10.2	1996 Stock Option Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2009	AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

	By:	/s/ Wendy L. Carlson
	Name:	Wendy L. Carlson
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation and Release Agreement between Kevin R. Wingert and American Equity Investment Life Insurance Company, dated December 29, 2008
10.2	1996 Stock Option Plan, as amended